                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                  Date  of Report      (Date of earliest event reported)

                  December 1, 2005           (December 1, 2005)

                              --------------------

                                 Citigroup Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-9924                 52-1568099
--------------------------------  -----------------------  -------------------
        (State or other               (Commission File         (IRS Employer
 jurisdiction of incorporation)             Number)         Identification No.)


                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                 Citigroup Inc.
                           Current Report on Form 8-K


ITEM 8.01 OTHER EVENTS.


      On December 1, 2005, Citigroup Inc. issued a press release announcing that it has completed the sale of its asset management business to Legg Mason, Inc.


      A copy of the above-referenced press release is being filed as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference in its entirety.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits


   Exhibit Number
   -------------

            99.1   Press Release, dated December 1, 2005, issued by Citigroup
                   Inc.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 1, 2005                CITIGROUP INC.


                                       By: /s/ Michael S. Zuckert
                                           -------------------------------
                                           Name:  Michael S. Zuckert
                                           Title: Assistant Secretary

                                  EXHIBIT INDEX


Exhibit Number
--------------


      99.1      Press Release, dated December 1, 2005, issued by Citigroup Inc.

